Morgan Stanley Special Value Fund
                          Item 77(O) 10F-3 Transactions
                        February 1, 2004 - July 31, 2004



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                      Goldman
 Conseco    05/06/  44,000   $18.25 $803,000  89,500  0.203%   0.17   Sachs &
   Inc.       04     ,000             ,000                      4%   Co, Morgan
                                                                      Stanley,
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                      Morgan,
                                                                      Lazard,
                                                                     Advest Inc
                                                                     and Keefe
                                                                     Bruyette &
                                                                       Woods